3. Litigation Matters (Annual Report [Member])	12 Months Ended
Dec. 31, 2013
Annual Report [Member]
3. Litigation Matters

note 3 – LITIGATION MATTERS

Due to the Company’s inability to make the required monthly payment on the American Express credit card, on March 14, 2014, a Summons and a Complaint at Law was filed by American Express in the Circuit Court of the Seventeenth Judicial Circuit in and for Broward County, Florida against David E. Perko and Perko Worldwide Corp named as defendants. A copy of the Summons and Complaint at Law was served on a representative of Perko Worldwide Corp on March 19, 2014.

This litigation is in its early stages and Perko Worldwide Corp has filed an answer to the Complaint. Due to the nature of this litigation and its early stages, the Company is unable to determine the amount of loss, if any, it may sustain. However, the Company believes it has meritorious defenses and is vigorously defending this litigation.